UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 7, 2017

MPLX LP

(Exact name of registrant as specified in its charter)

Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(419) 421-2414

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

MPLX LP (the “Issuer”) is filing herewith the following exhibits to its Registration Statement on Form S-3 (Registration No. 333-200621):

1.	Underwriting Agreement, dated as of February 7, 2017, among the Issuer, MPLX GP LLC, the general partner of the Issuer, and Barclays Capital Inc., Citigroup Global Markets Inc., MUFG Securities Americas Inc., and Wells Fargo Securities, LLC, acting as representatives of the several underwriters named therein;

2.	Sixth Supplemental Indenture, dated as of February 10, 2017, between the Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee;

3.	Seventh Supplemental Indenture, dated as of February 10, 2017, between the Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee;

4.	Opinion of Jones Day; and

5.	Computation of Ratio of Earnings to Fixed Charges.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of February 7, 2017, among the Issuer, MPLX GP LLC, the general partner of the Issuer, and Barclays Capital Inc., Citigroup Global Markets Inc., MUFG Securities Americas Inc., and Wells Fargo Securities, LLC, acting as representatives of the several underwriters named therein

4.1	Sixth Supplemental Indenture, dated as of February 10, 2017, between the Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.2	Seventh Supplemental Indenture, dated as of February 10, 2017, between the Issuer and The Bank of New York Mellon Trust Company, N.,A., as Trustee

5.1	Opinion of Jones Day

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Jones Day (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: February 10, 2017	By:	/s/ Molly R. Benson
	Name:	Molly R. Benson
	Title:	Vice President, Corporate Secretary and Chief Compliance Officer

Index to Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of February 7, 2017, among the Issuer, MPLX GP LLC, the general partner of the Issuer, and Barclays Capital Inc., Citigroup Global Markets Inc., MUFG Securities Americas Inc., and Wells Fargo Securities, LLC, acting as representatives of the several underwriters named therein

4.1	Sixth Supplemental Indenture, dated as of February 10, 2017, between the Issuer and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.2	Seventh Supplemental Indenture, dated as of February 10, 2017, between the Issuer and The Bank of New York Mellon Trust Company, N.,A., as Trustee

5.1	Opinion of Jones Day

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Jones Day (included in Exhibit 5.1)